LONG-TERM DEBT - SERIES G DEBENTURES	12 Months Ended
Dec. 31, 2022
Notes Payable [Abstract]
LONG-TERM DEBT - SERIES G DEBENTURES

NOTE 10: LONG-TERM DEBT - SERIES G DEBENTURES

In June 2016, Tower raised approximately $115,000 through the issuance of long-term unsecured non-convertible debentures (“Series G Debentures”).

The Series G Debentures were payable in seven semi-annual consecutive equal installments from March 2020 to March 2023 and carried an annual interest rate of 2.79%. The principal and interest amounts were denominated in NIS and were not linked to any index or to any other currency. The Company entered into cash flow hedging transactions to mitigate the foreign exchange rate changes’ impact on the principal and interest using a cross-currency swap.

As of December 31, 2022 and December 31, 2021, the outstanding principal amount of Series G Debentures was NIS 67 million and NIS 201 million, respectively (approximately $19,000 and $64,000, respectively), with related hedging transactions net asset fair value of approximately $2,000 and $13,000, respectively. The changes in the fair value of the outstanding principal amount of the debentures and in the fair value of the hedging transactions were attributed to the corresponding changes in the exchange rates during the reported periods (see Note 12D). The Series G Debentures’ indenture included customary financial and other terms and conditions, including a negative pledge and financial covenants. As of December 31, 2022, the Company was in compliance with all of the financial covenants under the indenture. As of March 31, 2023, the Series G Debentures were fully redeemed.

Composition by repayment schedule as of December 31, 2022:

Details	Interest Rate	2023	Total
Series G Debentures	2.79%	$18,997	$18,997
Accretion of carrying amount to principal amount			(32)
Carrying amount			$18,965